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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K




                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT - April 29, 1997
                       (Date of Earliest Event Reported)




                             Nu-Tech Bio-Med, Inc.
               (Exact Name of Registrant as Specified in Charter)






           Delaware                      0-11772             25-1411971
 ----------------------------       ----------------      ---------------
 State or Other Jurisdiction        (Commission File      (I.R.S. Employer
        of Incorporation)                Number)         Identification No.)





                                 55 Access Road
                          Warwick, Rhode Island 02886
                          ---------------------------
                    (Address of Principal Executive Offices)





      Registrant's telephone number, including area code:  (401) 732-6520





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Item 5.  Other Events.
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        On April 29, 1997, Nu-Tech Bio-Med, Inc. (the "Company") reduced the exercise price of 1,076,979 warrants (the "Warrants") and 15,856 options (the "Options"), respectively, to $1.76 per share, which price is equal to 75% of the average closing price for the Company's common stock for the ten (10) days prior to such reduction. Upon the expiration of the 45 day period following such exercise price reduction, the option and/or warrant exercise price of the Options and the Warrants will revert to and be exercisable at their original respective exercise prices which range from $4.35 per share to $28.35 per share. None of the Options and the Warrants are directly or indirectly owned by any officer or director of the Company.




                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.




                                  NU-TECH BIO-MED, INC.



                                  By:  /s/  J. Marvin Feigenbaum
                                       ----------------------------------------
                                       Name:   J. Marvin Feigenbaum
                                       Title:  Chairman of the Board, President,
                                                 Chief Executive and Chief
                                                 Financial Officer



Date:  May 1, 1997